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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 25, 2004
                                                         ----------------


                              DELTA AIR LINES, INC.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 001-05424              58-0218548
----------------------------    ----------------     -------------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)       Identification No.)


                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


                  Registrant's Web site address: www.delta.com
                                                 -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS.

On October 25, 2004, Delta issued a press release announcing that it had entered into a commitment letter with American Express Travel Related Services Company to provide up to $600 million of financing to Delta, subject to satisfaction of certain conditions. The press release is attached hereto as Exhibit 99.1. Delta is also providing with this Form 8-K a description of those conditions, which is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit 99.1 Press Release dated October 25, 2004. titled "Delta Air Lines Obtains Commitment for $600 Million Financing Transaction"

         Exhibit 99.2 Additional Information Regarding Conditions in Commitment Letter


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            DELTA AIR LINES, INC.


                                             By:  /s/ Edward H. Bastian
                                                -------------------------------
                                                Edward H. Bastian
                                                Senior Vice President - Finance
                                                   and Controller
Date: October 25, 2004



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                                  EXHIBIT INDEX



Exhibit Number    Description
--------------    -----------


     99.1 Press Release dated October 25, 2004, titled "Delta Air Lines Obtains Commitment for $600 Million Financing Transaction"
     99.2         Additional Information Regarding Conditions in Commitment
                  Letter